Exhibit (s)(1)

Power of Attorney

I, Eric Muller, of 1 Vanderbilt Avenue, 16th floor, New York, NY 10017, hereby appoint Andrew Winer, Amaka Dike and Grove Stafford as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of T. Rowe Price OHA Select Private Credit Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the SEC or its staff upon request.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Eric Muller
Name:	Eric Muller
Title:	Chief Executive Officer and Trustee

Date:	July 2, 2026

Power of Attorney

I, Alan M. Schrager, of 1 Vanderbilt Avenue, 16th floor, New York, NY 10017, hereby appoint Andrew Winer, Amaka Dike and Grove Stafford as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of T. Rowe Price OHA Select Private Credit Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the SEC or its staff upon request.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Alan M. Schrager
Name:	Alan M. Schrager
Title:	Chairman of the Board and Trustee

Date:	July 2, 2026

Power of Attorney

I, Kathleen M. Burke, of 17 West 71st St #3B, New York, NY 10023, hereby appoint Andrew Winer, Amaka Dike and Grove Stafford as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of T. Rowe Price OHA Select Private Credit Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the SEC or its staff upon request.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Kathleen M. Burke
Name:	Kathleen M. Burke
Title:	Independent Trustee

Date:	July 2, 2026

Power of Attorney

I, Mark Manoff, of 5959 Collins Ave, Miami Beach, FL 33140, hereby appoint Andrew Winer, Amaka Dike and Grove Stafford as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of T. Rowe Price OHA Select Private Credit Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the SEC or its staff upon request.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Mark Manoff
Name:	Mark Manoff
Title:	Independent Trustee

Date:	July 2, 2026

Power of Attorney

I, Jonathan Morgan, of 1040 Post Rd, Apt 203, Darien, CT 06820, hereby appoint Andrew Winer, Amaka Dike and Grove Stafford as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of T. Rowe Price OHA Select Private Credit Fund (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

By signing below, I hereby attest that, when using electronic signatures for purposes of and as permitted by Rule 302(b)(1) of Regulation S-T (i.e., signing a signature page or other document authenticating, acknowledging, or otherwise adopting my signature that appears in typed form within an electronic filing, such as a registration statement, report or other document, submitted under the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940 on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system), I agree that the use of such electronic signature constitutes the legal equivalent of my manual signature for purposes of authenticating the signature to any filing for which it is provided. I understand that (i) this attestation will be retained for as long as I may use an electronic signature for purposes of Rule 302(b)(1) and for a minimum period of seven years after the date of the most recent electronically signed document or as otherwise required under such rule; and (ii) this attestation shall be furnished to the SEC or its staff upon request.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Jonathan Morgan
Name:	Jonathan Morgan
Title:	Independent Trustee

Date:	July 2, 2026